Filed Pursuant to Rule 497(k)

Registration No 033-54016

GABELLI INVESTOR FUNDS, INC.

The Gabelli ABC Fund

Supplement dated March 31, 2026

to

Summary Prospectus dated April 30, 2025 and supplemented from time to time

This supplement amends certain information in the Summary Prospectus (“Summary Prospectus”), dated April 30, 2025 and supplemented from time to time, of Gabelli ABC Fund (the “Fund”). Unless otherwise indicated, all other information included in the Summary Prospectus or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

The following paragraphs replace the disclosure in the sub-section entitled “Management – The Portfolio Manager” beginning on page 6:

The Portfolio Managers. Mario J. Gabelli, CFA, and Willis Brucker are primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has served as portfolio manager of the Fund since its inception on May 14, 1993, and Mr. Brucker has served as portfolio manager of the Fund since March 2026.

The investment team assists in developing and executing the Fund’s investment strategy, and includes Salvatore Muoio, Gustavo Pifano, and Paul Young.

The members of the investment team may take on primary responsibility for the day-to-day management of the Fund in place of or in addition to the named portfolio managers, and are subject to change from time to time, in the judgment and at the discretion of the Adviser.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE